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                                                                    EXHIBIT 10.4

                           LOCK-UP/LEAK-OUT AGREEMENT

      THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is made and entered into as of the 11th day of July, 2005, by and among Hakan Wretsell ("Wretsell"), Michael Karpheden ("Karpheden"), Dr. Jeong Hyun Lee ("Lee") and iCurie, Inc. (the "Company"). Wretsell, Karpheden and Lee are sometimes collectively referred to herein as the "Executive Shareholders" and each, an "Executive Shareholder"), as the shareholders of record of certain shares of common stock, $.001 par value per share (the "Common Stock"), of the Company.

                                    RECITALS:

      WHEREAS, each of the Executive Shareholders are and in the future will be owners of Common Stock of the Company (such shares owned or to be owned by the Executive Shareholders, the "Shares"); and

      WHEREAS, in order to facilitate the consummation of certain transactions consummated as of the date hereof, the undersigned desire to enter into this Agreement and restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Shares, all on the terms set forth below.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Notwithstanding anything contained in this Agreement, an Executive Shareholder may transfer his shares of Common Stock to his spouses or lineal descendants for estate planning purposes provided that the transferee (or the legal representative of the transferee) executes an agreement to be bound by all of the terms of this Agreement.

      2. Each Executive Shareholder shall be allowed to sell 1/12 of his Shares held per month; provided, however, that in the event any Executive Shareholder does not sell its full 1/12 during any monthly period, such Executive Shareholder may sell such Shares at any time thereafter.

      3. This Agreement shall terminate on the one year anniversary of this Agreement and thereafter all provisions contained herein shall cease and be of no further force or effect.

      4. Notwithstanding anything to the contrary set forth herein, the Company may, at any time and from time to time, waive in writing any of the conditions or restrictions contained herein.

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      5. In the event of a tender offer to purchase all or substantially all of the Company's issued and outstanding securities, or a merger, consolidation or other reorganization with or into an unaffiliated entity, this Agreement shall terminate and the Shares restricted pursuant hereto shall be released from such restrictions if the requisite number of the record and beneficial owners of the Company's securities then outstanding are voted in favor of such tender offer, merger, consolidation or reorganization.

      6. Except as otherwise provided in this Agreement, the Executive Shareholders shall be entitled to their respective beneficial rights of ownership of the Shares, including the right to vote the Shares for any and all purposes.

      7. The Shares and per share price restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a split or a reverse split or otherwise reclassify, its shares of Common Stock.

      8. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

      9. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement at the addresses set forth above. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

      10. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

                            [SIGNATURE PAGE FOLLOWS)

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      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this
Agreement as of the day and year first above written.

ICURIE INC.                              /s/ Hakan Wretsell
                                         ---------------------------
                                         Hakan Wretsell

By: /s/ Hakan Wretsell                   /s/ Jeong Hyun Lee
    ------------------                   ---------------------------
Name: H. Wretsell                        Dr. Jeong-Hyun Lee, Ph.D.
Its: CEO

                                         /s/ Michael Karpheden
                                         ---------------------------
                                         Michael Karpheden

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